UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule  and the date of its filing.

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YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

Dear Valued Amgen Stockholder:

We hope this finds you safe and well. You should have received your proxy materials in connection with the Amgen Inc. Annual Meeting of Stockholders to be held on May 19, 2020. According to our latest records, your vote instruction for this meeting has not yet been received. Your vote is extremely important, no matter how many shares you hold. If you have not yet voted, please vote today.

If you have received more than one notice, proxy card, or voting instruction form, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please sign and return each card or, if you elect to vote by telephone or Internet, submit one proxy for each notice, proxy card, or voting instruction form that you receive.

Please vote as soon as possible by following the instructions below. For the reasons set forth in the 2020 Proxy Statement, dated April 7, 2020, the Board of Directors recommends that you vote:

Item 1: “FOR” each director nominee;

Item 2: “FOR” the advisory vote to approve our executive compensation;

Item 3: “FOR” the ratification of the selection of the independent registered public accountants; and

Item 4: “AGAINST” the Stockholder Proposal to require an independent board chair.

We urge you to review the proxy materials at www.proxyvote.com and vote your shares promptly even if you plan to attend the Annual Meeting of Stockholders.

THREE EASY WAYS TO VOTE

    Vote by telephone or online until 11:59 P.M. Eastern Time on May 18, 2020.

If your proxy has already been voted, you do not need to vote again and please disregard this letter. We appreciate your support and continuing interest in Amgen Inc.

Thank you for your vote!

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2020 at 11:00 A.M., Pacific Time. AMGEN INC. AMGEN INC. ONE AMGEN CENTER DRIVE THOUSAND OAKS, CA 91320-1799 ATTN: SECRETARY - Z76923 D09997 Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2020 Date: May 19, 2020 Time: 11:00 A.M., Pacific Time Location: Meeting will be held solely by remote communication via the Internet-please visit www.virtualshareholdermeeting.com/AMGN2020. In light of the ongoing developments related to the COVID-19 pandemic, the company will be hosting the meeting solely by remote communication via the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AMGN2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain .

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF 2020 ANNUAL MEETING PROXY STATEMENT 2019 ANNUAL REPORT FORM PROXY CARD How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AMGN2020. Have the information that is printed in the box marked by the arrow Z76923 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.—Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. D09998 Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items The Board of Directors recommends you vote “FOR” each listed nominee in item #1. 1. To elect eleven directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2021 annual meeting of stockholders. The nominees for election to For Against Abstain the Board of Directors are: 1a. Dr. Wanda M. Austin 1b. Mr. Robert A. Bradway 1c. Dr. Brian J. Druker 1d. Mr. Robert A. Eckert 1e. Mr. Greg C. Garland 1f. Mr. Fred Hassan 1g. Mr. Charles M. Holley, Jr. 1h. Dr. Tyler Jacks 1i. Ms. Ellen J. Kullman Z76923 1j. Dr. Ronald D. Sugar—D09999 1k. Dr. R. Sanders Williams The Board of Directors recommends you vote For Against Abstain “FOR” each of items #2 and #3. 2. Advisory vote to approve our executive compensation. 3. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2020. The Board of Directors recommends you vote For Against Abstain “AGAINST” the Stockholder Proposal in item #4. 4. Stockholder proposal to require an independent board chair. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the named director nominees, FOR the advisory vote to approve our executive compensation, FOR ratification of the selection of Ernst & Young LLP as our independent registered public accountant, and AGAINST the Stockholder Proposal. As of the date hereof, the undersigned hereby acknowledges receipt of the 2020 Proxy Statement and accompanying Notice of 2020 Annual Meeting of Stockholders to be held on May 19, 2020, Form Proxy Card, and the 2019 Annual Report. In their discretion, the Proxy Holders (as defined below) are authorized to vote upon such other matters as may properly come before the 2020 Annual Meeting of Stockholders and at any continuation, postponement, or adjournment thereof. The Board of Directors, at present, knows of no other business to be presented at the 2020 Annual Meeting of Stockholders. By signing this proxy you revoke all prior proxies. This proxy will be governed by the laws of the State of Delaware and federal securities laws. AMGEN INC. ONE AMGEN CENTER DRIVE, THOUSAND OAKS, CA 91320-1799 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2020 Robert A. Bradway, Peter H. Griffith and Jonathan P. Graham (the “Proxy Holders”), or any of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Amgen Inc. Common Stock of the undersigned at the 2020 Annual Meeting of Stockholders of Amgen Inc., to be held on Tuesday, May 19, 2020, at 11:00 A.M., Pacific Time, by remote communication via the internet at www.virtualshareholdermeeting.com/AMGN2020, and at any continuation, postponement, or adjournment of that meeting, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. D10000-Z76923 Authorized Signatures—This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date)